URGENT NOTICE

September 29, 2020

Dear Shareholder,

We have been unable to reach you to discuss important changes related to your investment in the ETFMG Prime Cyber Security ETF (“HACK”). It is essential that we speak with you regarding this matter. The call will only take a few moments of your time, and you will not be asked for any confidential information.

Please call us toll-free at 1-800-967-5079 (ask for extension 12) between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday, or between 10 a.m. and 6 p.m. on Saturday. At the time of the call please refer to the reference number listed below.

Thank you in advance for your assistance.

Shareholder Services Team
AST Fund Solutions

REFERENCE NUMBER: 0123456789

OBO

URGENT NOTICE

September 29, 2020

Dear Shareholder,

We have been unable to reach you to discuss important changes related to your investment in the ETFMG Prime Cyber Security ETF (“HACK”). It is essential that we speak with you regarding this matter. The call will only take a few moments of your time, and you will not be asked for any confidential information.

Please call us toll-free at 1-800-515-4507 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday, or between 10 a.m. and 6 p.m. on Saturday. At the time of the call please refer to the reference number listed below.

Thank you in advance for your assistance.

Shareholder Services Team
AST Fund Solutions

REFERENCE NUMBER: 0123456789

URGENT NOTICE

September 29, 2020

Dear Shareholder,

We have been unable to reach you to discuss important changes related to your investment in the ETFMG Prime Mobile Payments ETF (“IPAY”). It is essential that we speak with you regarding this matter. The call will only take a few moments of your time, and you will not be asked for any confidential information.

Please call us toll-free at 1-800-967-5079 (ask for extension 12) between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday, or between 10 a.m. and 6 p.m. on Saturday. At the time of the call please refer to the reference number listed below.

Thank you in advance for your assistance.

Shareholder Services Team
AST Fund Solutions

REFERENCE NUMBER: 0123456789

OBO

URGENT NOTICE

September 29, 2020

Dear Shareholder,

We have been unable to reach you to discuss important changes related to your investment in the ETFMG Prime Mobile Payments ETF (“IPAY”). It is essential that we speak with you regarding this matter. The call will only take a few moments of your time, and you will not be asked for any confidential information.

Please call us toll-free at 1-800-515-4507 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday, or between 10 a.m. and 6 p.m. on Saturday. At the time of the call please refer to the reference number listed below.

Thank you in advance for your assistance.

Shareholder Services Team
AST Fund Solutions

REFERENCE NUMBER: 0123456789